UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2006

FortuNet, Inc.
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51703 (Commission File Number)	88-0252188 (IRS Employer Identification Number)

2950 South Highland Drive, Suite C
Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code : (702) 796-9090
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 15, 2006, FortuNet issued a press release announcing the planned distribution of new products and features. A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference.
FortuNet expressly disclaims any obligation to update a press release and cautions that it is only accurate on the date it was presented. The inclusion of any data or statements in a press release does not signify that the information is considered material.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 15, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNET, INC.
March 15, 2006	By:	/s/ Yuri Itkis
Yuri Itkis, Chief Executive Officer and Chairman of the Board

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 15, 2006